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                                                                    EXHIBIT 10.2



                    [J. H. HEAFNER COMPANY, INC. LETTERHEAD]



May 20, 1998


BankBoston, N.A.
Boston, Massachusetts

Fleet Capital Corporation
Atlanta, Georgia

First Union National Bank
Charlotte, North Carolina

                              Amended and Restated
                           Loan and Security Agreement
                            dated as of May 20, 1998


Ladies and Gentlemen:

         We refer to the captioned agreement (the "1998 Loan Agreement") to which each of you is a party as a Lender with one or more of us and to the Loan and Security Agreement dated as of August 4, 1993 (as amended and in effect on the date hereof, the "Fleet Loan Agreement") to which Fleet Capital Corporation is a party as the lender with one or more of us. Unless otherwise defined herein, terms defined in the 1998 Loan Agreement are used herein as therein defined.

         Pursuant to the Fleet Financing, Fleet makes loans and extends other financial accommodations to ITCO, secured by a security interest in, among other things, the accounts receivable of ITCO and the proceeds thereof ("ITCO's Accounts"). Certain of ITCO's Accounts, at least to the extent they constitute proceeds of ITCO tire inventory, are also subject to security interests in favor of the tire company vendors to ITCO and its Affiliates listed on Annex A hereto (each, a "Vendor"). At or about the date of the Fleet Loan Agreement, ITCO obtained for Fleet's benefit an agreement with each such Vendor to the effect that such Vendor's security interest in ITCO's tire inventory (or a specified part thereof) was senior to the security interest of Fleet in such inventory, while Fleet's interest in ITCO's Accounts was senior to any interest of such Vendor in ITCO's Accounts (the "Vendor Subordination Agreements"), copies of which have been furnished to the Lenders and the Agent.
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BankBoston, N.A.
Fleet Capital Corporation
First Union National Bank
May 20, 1998
Page 2

         It is not clear that the Vendor Subordination Agreements can effectively be assigned by Fleet to the Agent for the benefit of the Lenders under the 1998 Loan Agreement in connection with the repayment of all amounts outstanding under the Fleet Financing. Heafner is unable to obtain release of the Vendor's liens or confirmation of the Vendor Subordination Agreements or new, acceptable subordination agreements in favor of the Agent prior to the date established as the closing date of the ITCO Merger and the CPW Acquisition. So long as the Vendors' security interests in ITCO's Accounts are or may be prior to the Lien in favor of the Agent thereon, ITCO's Accounts cannot be included as "Eligible Receivables" in the computation of the Borrowing Base under the 1998 Loan Agreement.

         Heafner has requested that the Fleet Financing be permitted to remain in effect in accordance with its terms, but subject to the terms, conditions and provisions of this letter agreement, until the Vendors' security interests in ITCO's Accounts are released or Heafner can obtain confirmation of the Vendor Subordination Agreements or new subordination agreements, in either case in favor of the Agent for the benefit of the Lenders, and the Agent and the Lenders and Fleet, in its capacity as the lender under the Fleet Loan Agreement, have agreed to grant such request, upon and subject to the terms, conditions and provisions of this letter agreement.

         Accordingly, this letter will, upon your execution and delivery thereof, evidence the agreement of the undersigned Loan Parties and each of you in your respective capacities as Lenders, Co-Agents and Agent under the 1998 Loan Agreement and, as to Fleet, in its capacity as lender under the Fleet Loan Agreement as follows (notwithstanding any contrary provision in the 1998 Loan Agreement or any Loan Document or the Fleet Loan Agreement or related loan documents):

1. The Fleet Financing may remain in effect in accordance with its terms until the earlier of

         (a) July 15, 1998 and

         (b) the date on which Heafner has delivered to the Agent from each Vendor (i) a confirmation that the Vendor Subordination Agreement to which such Vendor is a party continues in effect for the benefit of the Agent and the Lenders under the 1998 Loan Agreement or (ii) a new subordination agreement at least as favorable to the Agent and the Lenders as the existing Vendor Subordination Agreement to which such Vendor is a party or (iii) evidence satisfactory to the Agent of the complete release of the security interest in favor of such Vendor in the ITCO Accounts, together with appropriate UCC-3s or other necessary release documents in form and substance satisfactory to the Agent.
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BankBoston, N.A.
Fleet Capital Corporation
First Union National Bank
May 20, 1998
Page 3

2. On the earlier of July 15, 1998 and the date on which the condition specified in paragraph 1(b) is satisfied, all amounts outstanding and unpaid under the Fleet Financing, including any charge for prepayment, shall be paid in full, any other obligations provided for to Fleet's satisfaction, the Fleet Financing terminated in writing and Heafner shall obtain and furnish to the Agent signed UCC-3 termination statements and any other documents necessary to evidence of record the release of any and all Liens existing in favor of Fleet as security for the Fleet Financing.

3. During the period from the Effective Date to (but excluding) the date on which the conditions specified in paragraph 2 are satisfied (the "Exception Period"), no Collateral of ITCO or any Subsidiary of ITCO shall be included in computing the Borrowing Base and the aggregate Commitments shall be equal to $50 million (with each Lender's Commitment being proportionately reduced to 50% of the amount shown on Annex A to the 1998 Loan Agreement).

4. During the Exception Period, Fleet shall continue to administer the Fleet Financing in accordance with its past practices and its discretion as the lender thereunder, and neither ITCO nor any of its Subsidiaries shall, nor shall Heafner cause ITCO or any of its Subsidiaries to, (1) make any dividend payment, loan, advance or other distribution to any Loan Party other than ITCO or its Subsidiaries, (2) transfer any assets to any other Person other than in the ordinary course of business of ITCO or such Subsidiary, consistent with past practices, or (3) change the location of any of its offices, the location(s) at which it maintains its books and records or the locations at which Inventory is located, provided that, notwithstanding any provisions of the Fleet Financing to the contrary, unless the Lenders and the Agent otherwise agree in writing,

         (a) consummation of the ITCO Merger and the execution, delivery and performance (subject to the provisions of this letter agreement) by ITCO, ITCO Logistics and ITCO's Subsidiaries of the Loan Documents to which they are parties shall not constitute a default or event of default under the Fleet Financing,

         (b) any Event of Default under the 1998 Loan Agreement shall constitute an event of default under the Fleet Loan Agreement, and

         (c) Fleet shall not declare any default or event of default under the Fleet Loan Agreement or accelerate the obligations owing to Fleet under the Fleet Financing or exercise or attempt to exercise any remedies available to it in respect of the Fleet Financing on default if no Event of Default under the 1998 Loan Agreement or default under the provisions of this paragraph 4 has occurred and is continuing.
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BankBoston, N.A.
Fleet Capital Corporation
First Union National Bank
May 20, 1998
Page 4

5. During the Exception Period, none of the existence of the Fleet Financing, the Liens securing the Fleet Financing, the application of proceeds of collateral for the Fleet Financing to amounts owing to Fleet thereunder, or any other aspect of the Fleet Financing shall constitute a Default or Event of Default under the 1998 Loan Agreement.

6. During the Exception Period, the Borrowers will make no Acquisitions (without the prior approval of the Agent and the Required Lenders).

7. In addition to any other fees or charges payable on the Effective Date or thereafter to the Agent or the Lenders under the Loan Agreement, the borrowers shall pay to the Agent for the ratable benefit of the Lenders, in consideration of the transactions contemplated by this letter agreement, a fee in the amount of $150,000.

         The parties acknowledge and agree that their intention is to permit ITCO's Accounts to remain acceptable collateral for loans to ITCO (including by Fleet in accordance with the terms and subject to the conditions of the Fleet Financing) without materially increasing the overall amount of Debt that would have been available to the Borrowers had ITCO's Accounts been Eligible Receivables from and after the Effective Date and without subjecting either Fleet under the Fleet Financing or the Agent and the Lenders under the 1998 Loan Agreement to risks not contemplated by the Fleet Financing or the 1998 Loan Agreement, as the case may be. The parties agree that they will cooperate reasonably with each other to give effect to such shared intention and will take such actions and execute and deliver such additional documents and instruments as may reasonably be requested by any other party and necessary to give effect to such shared intention.

         By their signatures below, each of the Loan Parties, Fleet and each Lender, Co-Agent and the Agent, in their various capacities under the Fleet Financing and the 1998 Loan Agreement, evidence their agreement to the foregoing and their ratification, as applicable, of the terms of the Fleet Financing, the 1998 Loan Agreement and the other Loan Documents, except to the extent expressly modified hereby.

                                             Very truly yours,


                                             THE J.H. HEAFNER COMPANY, INC.

                                             By:    /s/  WILLIAM H. GAITHER
                                                    Name:  _________________
                                                    Title:  __________________
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BankBoston, N.A.
Fleet Capital Corporation
First Union National Bank
May 20, 1998
Page 5

                                             OLIVER & WINSTON, INC.

                                             By:  /s/  WILLIAM H. GAITHER
                                                  Name:  _________________
                                                  Title:  __________________


                                             THE SPEED MERCHANT, INC.

                                             By:  /s/  WILLIAM H. GAITHER
                                                   Name:  _________________
                                                   Title:  __________________


                                             ITCO HOLDING COMPANY, INC.

                                             By:  /s/  WILLIAM H. GAITHER
                                                   Name:  _________________
                                                   Title:  __________________


                                             ITCO TIRE COMPANY

                                             By:  /s/  WILLIAM H. GAITHER
                                                   Name:  _________________
                                                   Title:  __________________


                                             ITCO TIRE COMPANY OF GEORGIA

                                             By:  /s/  WILLIAM H. GAITHER
                                                  Name:  _________________
                                                  Title:  __________________


                                             PHOENIX RACING, INC.

                                             By:  /s/  WILLIAM H. GAITHER
                                                  Name:  _________________
                                                  Title:  __________________
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BankBoston, N.A.
Fleet Capital Corporation
First Union National Bank
May 20, 1998
Page 6

Acknowledged and agreed this 20th day of May 1998:


BANK BOSTON, N.A.

By:  /s/  CHRISTIAN B. COLSON
      Christian B. Colson
      Managing Director


FLEET CAPITAL CORPORATION

By:_________________________
   Name:____________________
   Title:___________________


FIRST UNION NATIONAL BANK

By:_________________________
   Name:____________________
   Title:___________________
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BankBoston, N.A.
Fleet Capital Corporation
First Union National Bank
May 20, 1998
Page 6

Acknowledged and agreed this 20th day of May 1998:


BANK BOSTON, N.A.

By:____________________________
      Christian B. Colson
      Managing Director


FLEET CAPITAL CORPORATION

By:    /s/  ELIZABETH L. WALLER
       Name: E. L. Waller
       Title:  V.P.


FIRST UNION NATIONAL BANK

By:____________________________
   Name:_______________________
   Title:______________________

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BankBoston, N.A.
Fleet Capital Corporation
First Union National Bank
May 20, 1998
Page 6

Acknowledged and agreed this 20th day of May 1998:


BANK BOSTON, N.A.

By:____________________________
      Christian B. Colson
      Managing Director


FLEET CAPITAL CORPORATION

By:____________________________
   Name:_______________________
   Title:______________________


FIRST UNION NATIONAL BANK

By:    /s/  DOUG BOOTHE
       Name:  Doug Boothe
       Title:  Vice President

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                                     ANNEX A

                                     VENDORS


Pirelli Armstrong Tire Corporation
Dayton Tire, Division of Bridgestone/Firestone, Inc.
Michelin Tire Corporation
The Uniroyal Goodrich Tire Company
The Kelly-Springfield Tire Company
TBC Corporation
Lee Tire & Rubber Company
Dunlop Tire Corporation
Bridgestone Tire, a division of Bridgestone/Firestone, Inc.